                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only
/ / Definitive Additional Materials              (as permitted by Rule
/ / Soliciting Material Pursuant to              14a-6(e)(2))
    Rule 14a-11(c) or Rule 14a-12


                          TOWER PROPERTIES COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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    (5) TOTAL FEE PAID:

------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                           TOWER PROPERTIES COMPANY

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 8, 1998



      The annual meeting of the stockholders of Tower Properties Company will be held in Suite 1215 in the Commerce Tower, Kansas City, Missouri, on April 8, 1998 at ten o'clock a.m., Kansas City Time, for the following purposes:

      1. To elect two members of the Board of Directors to serve until the annual stockholders meeting in 2001.

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of Business on February 17, 1998 as the time for which the stockholders of Tower Properties Company entitled to notice and to vote at the meeting shall be determined.

                                          By Order of the Board of Directors
                                          CHESTER A. WITTWER, JR.
                                          Secretary

March 4, 1998

      It is important that your stock be represented at the meeting. You are urged to date, sign and return the enclosed proxy promptly.

                                PROXY STATEMENT

                            TOWER PROPERTIES COMPANY

                          ANNUAL MEETING APRIL 8, 1998

SOLICITATION:

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of Tower Properties Company (the "Company"), Suite 100, Commerce Tower, 911 Main Street, Kansas City, Missouri 64105, of proxies to be used at the annual meeting of stockholders of the Company to be held April 8, 1998. The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by employees of the Company, and brokerage houses, the Company's transfer agent and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so. This proxy statement and accompanying proxy will first be sent to stockholders on or about March 4, 1998. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised.

      Tower Properties Company was incorporated in the State of Missouri on September 29, 1989, as Tower Acquisition Corp. It was formed pursuant to an Agreement and Plan of Merger dated August 7, 1989 ("Agreement"), between Commerce Bancshares, Inc. ("Bancshares') and the former Tower Properties Company ("Old Tower"). Agreement was approved by the Shareholders of Bancshares and Old Tower on January 26, 1990. Certain assets of Old Tower were transferred to Acquisition. Old Tower was merged with Bancshares, and the corporate name of Acquisition was changed to Tower Properties Company ("Company"). Old Tower Shareholders received 7.88 shares of Bancshares and 1 share of common stock in Company for each share of Old Tower owned.

VOTING SECURITIES:

      Only stockholders at the close of business on February 17, 1998 are entitled to vote at the meeting, and at the close of business on said date there were outstanding 176,034 shares of common stock of the Company. Each holder of common stock is entitled to one vote per share upon all matters and one vote for each director position to be filled. Cumulative voting is not permitted. In the election of directors and on all other matters presented for stockholder vote, abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum. The affirmative vote of a majority of the shares present at the meeting in person or proxy is required to elect a nominee as a director and shares not voted for a nominee (whether by abstention, broker non-votes or otherwise) will not count as affirmative votes and will have the same effect as votes against such nominee.

ACTION TO BE TAKEN UNDER THE PROXY:

      The person acting under the accompanying proxy will vote for the election of the nominees for directors, unless the stockholder indicates differently on the proxy. The person acting under said proxies will cast one vote for each share of stock of Company owned by the stockholder for the election of each director whose name is not stricken from the proxy. Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election in his stead, of such other person as the management of the Company may recommend. Each nominee has indicated his willingness to serve, if elected, and it is not anticipated that any nominee will be unable or unwilling to serve if elected to office. The affirmative vote of a majority of the shares represented at the meeting in person or by proxy shall be necessary to elect each director to be elected at the meeting.

                            ELECTION OF DIRECTORS

      Pursuant to authority provided in the Articles of Incorporation the current Board of Directors consist of six (6) persons. There are two (2) "Class I" directors who serve until the annual stockholders meeting in 1999; two (2) "Class II" directors who serve until 2000; and two (2) "Class III" directors who serve until 2001. At each annual meeting of stockholders, the directors constituting one class are elected for a three year term.

       Two (2) "Class III" directors will be elected at the 1998 annual meeting and it is intended that shares represented by proxy will, unless contrary instructions are given, be voted in favor of the election of the nominees hereafter named. The proxies cannot be voted for a greater number of persons than the nominees named.

      Should a director be unable to serve his full term, the by-laws provide that the remaining directors then in office, by a majority vote, may elect a successor to serve the unexpired portion of the term of the director whose position shall be vacated.

The following are nominees for election:

NAME, AGE AND                                                           PRINCIPAL OCCUPATION
POSITION WITH                        SERVED AS                         DURING PAST FIVE YEARS
COMPANY                            DIRECTOR SINCE                      & OTHER DIRECTORSHIPS
-------                            --------------                      ---------------------
Class III to serve until annual meeting in 2001.
Thomas R. Willard                   July 15, 1997                       President of the Company since July of
43                                                                      1997. Joined Company in June of 1997.
                                                                        President of Bliss Associates, Inc., a
                                                                        real estate appraisal firm, prior thereto.

Jonathan M. Kemper                  October 24, 1989                    Commerce Bank, N.A. (hereafter "Commerce
44                                  (Director of Old                    Bank"), 1982-present. Vice-Chairman since
                                    Tower from 2/19/85                  January 1995. President From December
                                    to 1/90)                            1985 to January 1995. Vice Chairman
                                                                        of Commerce Bancshares since November 1991.
                                                                        Jonathan M. Kemper is the son of James M. Kemper
                                                                        Jr. and the brother of David W. Kemper. He is
                                                                        a director of Commerce Bank and Commerce
                                                                        Bancshares.

The following directors of the Company will continue after the 1998 annual meeting:

Class I to serve until annual meeting in 1999.
James M. Kemper, Jr.                October 24, 1989                    Chairman of the company and past president.
76                                  (Director of Old                    Mr. Kemper was a director of Commerce
                                    Tower from 1/23/58                  Bancshares until April 16, 1997.
                                    to 1/90)                            James M. Kemper Jr., is the father of
                                                                        Jonathan M. Kemper and David W. Kemper.

                                    3

Neil T. Douthat                     October 24, 1989                    Sr. Vice President - Investments, Financial
49                                  (Director of Old                    Consultant, Salomon Smith Barney, Inc.
                                    Tower from 1/17/89                  since January, 1997. Piper Jaffray, Inc.,
                                    to 1/90)                            Managing Director-Investments from 1989
                                                                        to January, 1997.

Class II to serve until annual meeting in 2000.
David W. Kemper                     October 24, 1989                    President and Director of Commerce
47                                                                      Bancshares since 1982. Chairman since
                                                                        1982. Chairman and Chief Executive
                                                                        Officer of Commerce Bancshares since
                                                                        November 1991. Chairman and President
                                                                        of Commerce Bank. Director of SLH
                                                                        Corp., Ralcorp Holdings and Wave
                                                                        Technologies, Inc.  David W. Kemper is
                                                                        the son of James M. Kemper, Jr. and
                                                                        brother of Jonathan M. Kemper.

Brian D. Everist                    October 24, 1989                    Intercontinental Engineering -
47                                                                      Manufacturing Corp. - heavy
                                                                        manufacturing. President since May, 1987.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:
       ---------------------------------------------------------------

      The following sets out the ownership of those stockholders beneficially owning more than 5% of the outstanding common stock of the Company as of February 17, 1998.


 TITLE             NAME AND ADDRESS             AMOUNT AND NATURE                  PERCENT
  OF                     OF                           OF                             OF
 CLASS             BENEFICIAL OWNER            BENEFICIAL OWNERSHIP                 CLASS
---------------------------------------------------------------------------------------------
Common              Commerce Bank                  16,589 <F1a>                     13.87%
                    as Fiduciary,                   7,827 <F1b>
                    922 Walnut
                    Kansas City, MO

      The following stock ownership pertains to the directors and officers as of February 17, 1998:

Common              James M. Kemper, Jr. <F2>                 33,172                18.83%
                    David W. Kemper <F3>                      27,923                15.86%
                    Jonathan M. Kemper <F4>                   26,850                15.25%
                    Neil T. Douthat                              673                  .38%
                    Brian D. Everist                             500                  .28%
                    All directors and officers
                      as a group (7 persons)                  89,068                50.60%

Footnotes:

<F1>  All stock registered in name of Commerce Bank is held in a representative capacity, and Commerce Bank has no beneficial ownership. Shares reflected under Commerce Bank do not include 49,582 shares in which Commerce Bank in a representative capacity has some voting or investment authority if the same shares are reflected as beneficially owned by James M. Kemper, Jr., David W. Kemper or Jonathan M. Kemper.

      <F1a>  Commerce Bank has sole voting and sole investment authority.
      <F1b>  Commerce Bank has shared voting and shared investment authority.

<F2>  Includes 19,050 shares in trusts under which James M. Kemper, Jr. is co-trustee but has no equitable ownership. Of such shares, he has shared voting and shared investment authority over 13,903 shares and sole voting and sole investment authority over 5,147 shares. Includes 324 shares in a foundation in which Mr. Kemper has voting and investment authority. Also includes 5,000 shares issuable upon exercise of stock options which are currently exercisable.

<F3>  Includes 1,316 shares in trusts under which David W. Kemper is co-trustee with shared voting and investment authority, but no beneficial ownership, and includes 7,276 shares in custodial accounts over which David W. Kemper has investment power, but no voting or beneficial ownership. Does not include 12,158 shares in trust for benefit of Jonathan M. Kemper, over which Jonathan M. Kemper has sole investment authority and Jonathan M. Kemper and David W. Kemper have shared voting authority. These shares are included in shares beneficially owned by Jonathan M. Kemper. Does not include shares in trust for James M. Kemper, Jr. in which David W. Kemper is co-trustee with no voting or investment authority. These shares are included as shares beneficially owned by James M. Kemper, Jr. Does not include 1,310 shares owned by wife.

                                    5

<F4>  Includes 14,166 shares in trusts under which Jonathan M. Kemper is co-trustee with shared voting and investment authority but no beneficial ownership. Does not include 19,331 shares in trust for benefit of David
      W. Kemper over which David W. Kemper has sole investment authority and David W. Kemper and Jonathan M. Kemper have shared voting authority. These shares are included as shares beneficially owned by David W. Kemper. Does not include 1,310 shares owned by wife.

                                    EXECUTIVE OFFICERS

                                                   Served as            Business Exp.
Name and age                  Position             Officer Since        Past 5 Years
---------------------------------------------------------------------------------------
James M. Kemper, Jr.          Chairman of Board    October 24, 1989     Chairman of Board
76                                                 (Officer of Old      and past President
                                                   Tower from 2/58      of Company.
                                                   to 1/90)

Thomas R. Willard             President            July 15, 1997        Employee of
43                                                                      Company since
                                                                        June, 1997 -
                                                                        Officer since
                                                                        July, 1997. Prior
                                                                        thereto, President
                                                                        of Bliss Associates, Inc.

Chester A. Wittwer Jr.        Vice President/      October 24, 1989     Employee and
61                            Secretary            (Officer of Old      officer of company.
                                                   Tower from 1/73
                                                   to 1/90)

                               SUMMARY COMPENSATION TABLE

                                          Annual Compensation
      Name and                                                               All Other
 Principal Position              Year             Salary        Bonus     Compensation<F1>
------------------------------------------------------------------------------------------
James M. Kemper, Jr.             1997            $100,000            0              0
Chairman and President           1996              88,000            0              0
                                 1995              81,000            0              0

Thomas R. Willard                1997              67,708 <F3>  10,000              0
President

Benjamin F. Bryan <F2>           1997             101,500       15,000          1,386
Exec. Vice President             1996             106,050            0          1,591
                                 1995              93,750            0          1,406

                                    6

Chester A. Wittwer, Jr.          1997              84,514        7,000          1,373
Vice President/Secretary         1996              80,765            0          1,211
                                 1995              77,894            0          1,168

<F1>  Amounts paid or accrued under the Company's 401(K) Plan
<F2>  Mr. Bryan resigned from the Company effective October 31, 1997. Salary includes accrued vacation pay.
<F3>  From June, 1997 to December 31, 1997.

                         OPTION GRANTS IN LAST CALENDAR YEAR

            The following table sets forth information regarding each stock option granted during calendar year 1997 to the one individual named in the Summary Compensation Table to whom a stock option was granted.

                                             Percent of
                          Number of            Total
                          Securities          Options
                          Underlying        Granted to
                           Options           Employees
                           Granted           in fiscal            Exercise          Expiration
Name                        (#)<F1>            Year             Price ($)<F2>          Date
James M. Kemper, Jr.        5,000              100                  94.00            1/22/02

<F1>  This option was granted on January 22, 1997, and was exercisable in full beginning on the date of grant.

<F2>  The exercise price was equal to the fair market value of the Common
      Stock on the date of grant.

                         COMPENSATION PLANS
PENSION PLAN

      The following tables show estimated annual benefits to persons in specified compensation and years-of-service classification. The estimated benefits assume the employee is age 65.


                                   PENSION PLAN TABLE

                           Annual Benefit per Years of Service
10 yr.
Average
Compensation        10             15             20             25             30
 $125,000        $17,228        $25,843        $34,462        $43,077        $49,968
  100,000         13,522         20,284         27,049         33,810         39,219
   75,000          9,816         14,724         19,635         24,543         28,470
   50,000          6,109          9,164         12,221         15,276         17,720

      The Company has accepted sponsorship of the retirement plan maintained by Old Tower. The plan is for employees who are not covered by a collective bargaining agreement. Upon retirement at age 65, an employee will receive an annual benefit computed as follows:

      25% of employee's average annual compensation over past 10 years plus 18% of the amount by which employee's average annual compensation over past 10 years exceeds the social security base x employee's earned benefit percentage x employee's short service percentage. Social security base is the average of the employee's social security wages based applied during the employee's working lifetime. Earned benefit percentage is determined by dividing employee's actual years of service from time to time by expected years of service to age 65. The earned benefit percentage cannot exceed 100%. Short service percentage is determined by dividing expected years of service to age 65 by 29. This percentage is 100% if employee's expected years service is 29 or more. Annual benefits will not be less than $300.00 or more than $50,000.00.

      All compensation reflected in the Summary Compensation Table is covered under the Plan. As of January 1, 1998, Mr. James M. Kemper, Jr., was credited with 22 years of service, Mr. Wittwer was credited with 25 years of service, Mr. Bryan was credited with 6 years of service, and Mr. Thomas R. Willard will be credited with 1 year of service upon completion of one year employment in June, 1998.

401K PLAN

      Company has adopted a 401K Plan. Under the plan, all full time employees who have been employed for 1 year (1,000 hours) and have attained 21 years of age are eligible. Eligible employees may elect to contribute to the plan up to 13.5% of the employee's compensation, but not to exceed $9,500.00 annually.

      The Company will match the employee contribution at the rate of 25% of the employee contribution, provided that the Company will make no matching contribution on the amount of the employee contribution which is in excess of 6% of the employee compensation.

      The Company may also make discretionary contributions which, if made, will be allocated in proportion to the eligible employees compensation.

      Participants are 100% vested in their contribution at all times. Vesting in Company contribution accrues at the rate of 20% per year, provided that the employee is fully vested at death, disability, attaining age 65 or termination of plan. Participants may self-direct investments in funds controlled by the trustee. Taxes on contributions and earnings are deferred.

      Withdrawal of vested Company contributions may occur when participant's employment terminates or when participant retires, retires due to disability, dies or incurs a hardship (as defined in the plan) and when participant reaches 59 1/2 years of age (provided participant is fully vested).

      During the year ending December 31, 1997, the Company's matching contributions under the plan on behalf of Mr. Wittwer were $1,373.00, on behalf of Mr. Bryan were $1,386.00, and on behalf of all present executive officers of Company as a group were $2,759.00.

                        STOCK PURCHASE PLAN

      Effective July 1, 1990, the Company adopted a Stock Purchase Plan for non-employee directors. The Plan permits the non-employee directors to elect to have their director fees retained by the Company in a special account. The Company will annually add to the special accounts 25% of the amount contributed by each participating director. Semi-annually, the funds in each participant's account shall be used to purchase common stock of the Company at the last known sale price and the stock shall be distributed to participants. For the calendar year ending December 31, 1997, the amounts contributed to each non-employee director's special account and the stock subsequently acquired by each such director is as follows:

                           Amount                          Shares
   Director             Contributed     Company 25%       Acquired
David W. Kemper            $4,000         $1,000             38
Jonathan M. Kemper          4,000          1,000             38
Neil T. Douthat             4,000          1,000             38
Brian D. Everist            4,000          1,000             38

      Each non-employee director elected to participate in the Stock Purchase Plan effective July 1, 1990 and received Company stock in lieu of the compensation as set forth above.

                            TRANSACTIONS

      James M. Kemper, Jr., David W. Kemper and Jonathan M. Kemper beneficially own approximately 8.5% of Commerce Bancshares, Inc., parent of Commerce Bank. David W. Kemper is Chairman of the Board and President of Commerce Bancshares, Inc. and Commerce Bank.

Jonathan M. Kemper is Director and Vice Chairman of the Board of Commerce Bank and of Commerce Bancshares, Inc.

      During 1997, the Company performed construction work for Commerce Bank, and the Company leased office space, parking space and lots to Commerce Bank. For the year 1997, the Company received rents, utility charge reimbursement and construction payments from Commerce Bank of $794,207. The Company provided steam, commercial office building management, parking, parking facility management and services to CB Building Corp.(owned by Commerce Bank N.A. Kansas City) and Delaware Redevelopment Corp. (owned by Commerce Bancshares, Inc.). For said services, the Company received $493,554 during the year 1997. Each of the services provided by the Company and the amount of payment was the result of arms length negotiations.

      The Company has a line of credit of $13,500,000 with Commerce Bank. The line of credit was used in the expansion of the 9200 Cody warehouse/office facility, upgrading the Commerce Tower elevators and the replacement of the Commerce Tower cooling towers and operating expenses. In addition, the line of credit has been used to fund letters of credit on Hillsborough Apartments ($65,000) and New Mark Phase III ($5,500,000). It is anticipated that the New Mark letter of credit will be released by December 31, 1998. The balance of the line of credit as of February 11, 1998, was $7,160,000.

                           ACCOUNTING INFORMATION

      Arthur Andersen LLP, independent public accountants, were employed by Old Tower on July 17, 1973, and served as accountants and auditors for Old Tower until the merger on January 29, 1990. Arthur Andersen LLP, were employed as accountants and auditors of the Company effective January 1, 1990 and have served since that date. A representative of Arthur Andersen LLP will be present at the stockholders meeting. That representative will be available to make statements concerning the audit and to answer any questions presented from the floor. Arthur Andersen LLP has been selected as the Company's independent public accountants for 1998.

                  DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the 1999 annual meeting must be received at the Company's office, Suite 100, Commerce Tower, Kansas City, Missouri 64105, not later than November 3, 1998, to be included in the proxy statement and on the proxy form.

                           OTHER MATTERS

      The Board of Directors has no standing, audit, or nominating committees or committees performing similar functions. The compensation committee met once during the calendar year 1997. The compensation committee consists of Neil Douthat and Brian Everist. During the past fiscal year the Company held four regular and no special Board of Directors meetings. Each director except for salaried officers was entitled to $250.00 for each meeting attended, plus $3,000.00 annually.

      The Company will furnish to any person who was a stockholder on February 17, 1998 (without charge) a copy of the Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission upon such person's written request for the same, which request must contain a good faith representation that, as of February 17, 1998 such person was a beneficial owner of securities entitled to vote at such meeting. The request should be directed to Mr. Chester A. Wittwer, Jr., Secretary, Tower Properties Company, Suite 100, 911 Main Street, Kansas City, Missouri 64105.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Mr. Thomas R. Willard became an officer and director in July of 1997. At that time, he owned no stock in company. A Form 3 should have been filed with the SEC on August 10, 1997, but was not timely filed. A Form 5 noting Mr. Willard's election as an officer and director was filed with the SEC on February 11, 1998. At this time, Mr. Willard owns no stock in company.

      The management does not know of any matter of business to come before the meeting other than that referred to in the notice of meeting, but it is intended that as to any such other matter of business, the person named in the accompanying proxy will vote said proxy in accordance with the judgment of the persons or persons voting the same.

                                          By Order of the Board of Directors

                                          CHESTER A. WITTWER, JR.
                                          Secretary
March 4, 1998

PROXY                       TOWER PROPERTIES COMPANY
                      100 Commerce Tower, 911 Main Street
                          Kansas City, Missouri 64105

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James M. Kemper, Jr., Thomas R. Willard, and Chester A. Wittwer, Jr., or any one of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tower Properties Company held of record by the undersigned on February 17, 1998 at the annual meeting of stockholders to be held on April 8, 1998 or any adjournment thereof.

1. / / ELECTION OF DIRECTORS           / / WITHHOLD AUTHORITY
       FOR all nominees listed below       to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                    Jonathan M. Kemper and Thomas R. Willard

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. The proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.







Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                    DATED: -------------------------------, 1998

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature if held jointly

                                    --------------------------------------------
                                       PLEASE MARK, DATE AND RETURN THE PROXY
                                          CARD PROMPTLY USING THE ENCLOSED
                                                     ENVELOPE.
                                    --------------------------------------------